U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2017

INTEGER HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16137	16-1531026
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2595 Dallas Parkway, Suite 310, Frisco, Texas	75034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (214) 618-5243

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the4 Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 5.07. Submission of Matters to a Vote of Security Holders.
The 2017 Annual Meeting of Stockholders of Integer Holdings Corporation (the “Company”) was held on May 23, 2017. At the 2017 Annual Meeting, stockholders approved each of management’s proposals, which consisted of: (i) the election of nine (9) directors, all of whom were then serving as directors of the Company, for a term of one (1) year and until their successors are elected and qualified; (ii) the approval of the Integer Holdings Corporation Executive Short Term Incentive Compensation Plan; (iii) the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal year 2017; (iv) the approval, on an advisory basis, of the compensation of the Company’s named executive officers; and (v) the approval, on an advisory basis, of one year as the frequency for future advisory votes on the compensation of the Company’s named executive officers.
The voting results for each proposal, including the votes for and against or withheld, and any abstentions or broker non-votes, are described below. Abstentions and broker non-votes (if applicable) were counted for purposes of determining whether a quorum was present, but were not treated as votes cast. Therefore, abstentions and broker non-votes did not have the effect of a vote for or against such proposal and were not counted in determining the number of votes required for approval. The following table reflects the tabulation of the votes with respect to each director who was elected at the 2017 Annual Meeting:

Name:	Shares FOR:	Shares WITHHELD:	Broker NON VOTE:
Pamela G. Bailey	26,621,643	819,606	1,733,998
Joseph W. Dziedzic	27,125,717	315,532	1,733,998
Jean Hobby	27,122,354	318,895	1,733,998
M. Craig Maxwell	27,364,414	76,835	1,733,998
Filippo Passerini	26,950,847	490,402	1,733,998
Bill R. Sanford	26,630,805	810,444	1,733,998
Peter H. Soderberg	26,630,054	811,195	1,733,998
Donald J. Spence	27,301,172	140,077	1,733,998
William B. Summers, Jr.	24,642,933	2,798,316	1,733,998
The following table reflects the tabulation of the votes with respect to the approval of the Integer Holdings Corporation Executive Short Term Incentive Compensation Plan:

FOR:	26,412,433
AGAINST:	1,020,181
ABSTAINED:	8,635
Broker NON-VOTE:	1,733,998
The following table reflects the tabulation of the votes with respect to the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Integer Holdings Corporation for fiscal year 2017:

FOR:	28,271,244
AGAINST:	902,630
ABSTAINED:	1,373
The following table reflects the tabulation of the votes with respect to the approval, on an advisory basis, of the compensation of Integer Holdings Corporation’s named executive officers:

FOR:	26,498,667
AGAINST:	744,524
ABSTAINED:	198,058
Broker NON-VOTE:	1,733,998

The following table reflects the tabulation of the votes with respect to the approval, on an advisory basis, of the frequency of future advisory votes on the compensation of Integer Holdings Corporation’s named executive officers:

1 YEAR:	21,121,340
2 YEAR:	12,186
3 YEAR:	6,273,579
ABSTAINED:	34,144
Broker NON-VOTE:	1,733,998
The Board of Directors has determined that, based upon such voting results, the Company will include a stockholder vote, on an advisory basis, on the compensation of its named executive officers on an annual basis until the next required stockholder vote, on an advisory basis, on the frequency of future stockholder votes on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:	May 25, 2017	INTEGER HOLDINGS CORPORATION

		By:	/s/ Timothy G. McEvoy
Name: Timothy G. McEvoy
Title: Senior Vice President, Secretary and General Counsel